Exhibit 24.2

POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS THAT the undersigned hereby constitutes and appoints RODRIGO CRUZ MATTA as his true and lawful attorney and agent, with full power of substitution and resubstitution, to execute in the name, place and stead of the undersigned any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under Section 13 of the United States Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements thereunder, or any statement or report, including any amendment to any statement or report, required to be filed with respect to the undersigned under any comparable laws, rules, regulations and requirements of any foreign jurisdiction, and to file any of the same with the Securities and Exchange Commission and any other appropriate U.S. and foreign regulatory authorities, said attorney and agent having full power and authority to do and perform in the name and on behalf of the undersigned every act necessary to be done in the premises as fully and as effectually as the undersigned might or could do in person; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

                    IN WITNESS WHEREOF the undersigned has subscribed these presents as of this 27th day of January, 2006.

/s/ Nicolas Ibáñez Scott

NICOLAS IBÁÑEZ SCOTT

Exhibit 1

                    In accordance with Rule 13d-1(f) of Regulation 13D-G of the Securities and Exchange Act of 1934, as amended, the undersigned filing Persons agree to the joint filing on behalf of each of them of this Statement on Schedule 13G (including any and all amendments thereto) relating to the Common Stock, no par value, of Distribución y Servicio D&S S.A.

SERVICIOS PROFESIONALES Y DE COMERCIALIZACIÓN S.A.

By:	/s/ Rodrigo Cruz Matta

Name:	Rodrigo Cruz Matta
Title:	Executive Officer

Dated:	January 31, 2006

EMPRESAS ALMAC S.A.

By:	/s/ Rodrigo Cruz Matta

Name:	Rodrigo Cruz Matta
Title:	Executive Officer

Dated:	January 31, 2006

FUTURE INVESTMENTS S.A.

By:	/s/ Rodrigo Cruz Matta

Name:	Rodrigo Cruz Matta
Title:	Executive Officer

Dated:	January 31, 2006

SERVICIOS E INVERSIONES TRUCHA S.A.

By:	/s/ Ricardo Mendoza Vivanco

Name:	Ricardo Mendoza Vivanco
Title:	Executive Officer

Dated:	January 31, 2006

INTERNATIONAL SUPERMARKET HOLDINGS S.A.

By:	/s/ Ricardo Mendoza Vivanco

Name:	Ricardo Mendoza Vivanco
Title:	Executive Officer

Dated:	January 31, 2006

INVERSIONES TRIPLEVIS LIMITADA

By:	/s/ Rodrigo Cruz Matta

Name:	Rodrigo Cruz Matta
Title:	Executive Officer

Dated:	January 31, 2006

INVERSIONES TRIPLESIS LIMITADA

By:	/s/ Rodrigo Cruz Matta

Name:	Rodrigo Cruz Matta
Title:	Executive Officer

Dated:	January 31, 2006

NICOLÁS IBÁÑEZ SCOTT

By:	/s/ Rodrigo Cruz Matta

Name:	Rodrigo Cruz Matta
Title:	Attorney-in-Fact

Dated:	January 31, 2006

FELIPE IBÁÑEZ SCOTT

By:	/s/ Rodrigo Cruz Matta

Name:	Rodrigo Cruz Matta
Title:	Attorney-in-Fact

Dated:	January 31, 2006